UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2011

POWRTEC INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-141406	20-5478196
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1669 Hollenbeck Avenue, Suite 142 Sunnyvale, CA 94087
(Address of principal executive offices)

(408) 374-1900
(Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo, Huettel & Zouvas, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

Telephone: 619-546-6100

Facsimile: 619-546-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 19, 2011, POWRtec International Corp., a Delaware corporation (the "Company") entered into that certain Securities Purchase Agreement (the “Purchase Agreement”) by and between the Company and Asher Enterprises, Inc., a Delaware corporation (“Asher”), for the issuance of an 8% convertible note in favor of Asher, in the aggregate principal amount of $35,000.00 (the “Note”). The Note is convertible into shares of common stock, par value $0.001 per share, of the Company.

The Note features two conversion rates (the “Conversion Rates”), as follows: i) a variable conversion rate based on the market price as of the date of the notice of conversion, and ii) a conversion rate based on the Company making a public announcement as further set forth in the Note. Both Conversion Rates are subject to the terms and conditions set forth in such Note. The Note is due and payable on or before February 9, 2012 and accrues interest at the rate of 8% per annum.

The descriptions of the Purchase Agreement and the Note are brief summaries only and are qualified in their entirety by their respective terms set forth therein, both of which are filed as exhibits to this Current Report on Form 8-K (the “Current Report”).

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02

UNREGISTERED SHARES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being acquired were being acquired for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1

Securities Purchase Agreement between the Company and Asher dated May 19, 2011

10.2

Convertible Promissory Note dated May 19, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWRtec International Corp.

Date: May 23, 2011	By:	/s/ Grant Jasmin
Grant Jasmin
Chief Executive Officer & President